PSP/MRC DEBT PORTFOLIO S-1, L.P.
TRANSWESTERN MEZZANINE REALTY PARTNERS II, LLC

July 10, 2009

NNN CHASE TOWER REO, LP
NNN OF8 CHASE TOWER REO, LP
ERG CHASE TOWER, LP
NNN VF CHASE TOWER REO, LP
NNN CHASE TOWER, LLC
NNN CHASE TOWER MEMBER, LLC
NNN OF8 CHASE TOWER, LLC
NNN OF8 CHASE TOWER MEMBER, LLC
NNN-ERG CHASE TOWER GP I, LLC
ERG CHASE TOWER LIMITED I, LP
NNN VF Chase Tower, LLC
NNN VF Chase Tower Member, LLC

RE: Temporary Extension Agreement dated as of June 30, 2009 (the “Agreement”)

Ladies and Gentlemen:

Please be advised that the undersigned parties hereby agree that the maturity date of the Senior Loan (as defined in the Agreement) and the Mezzanine Loan (as defined in the Agreement), are each hereby extended from July 10, 2009 through July 17, 2009. In addition, the prohibition on distributions set forth in Section 4 of the Agreement is hereby extended through July 17, 2009. Furthermore, the reference to July 10, 2009 in Section 5 of the Agreement is hereby modified to read “July 17, 2009”. Except for the foregoing modifications, all other terms and conditions of the Agreement shall remain in full force and effect as originally provided. This letter may be executed by signature delivered by facsimile transmission or email scan.

SENIOR LENDER:	MEZZANINE LENDER:

PSP/MRC DEBT PORTFOLIO S-1, L.P.,
successor in interest to MMA Realty
Capital, LLC
By: Morrison Grove Capital Advisors, its
general partners
By: /s/ James C. Barden, Jr.
Name: James C. Barden, Jr.
Its: Manager
TRANSWESTERN MEZZANINE REALTY PARTNERS II, LLC, a Delaware limited liability company By: /s/ Mark K. Witt Name: Mark K. Witt Its: Managing Director